UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 20)

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TAX-FREE FIXED INCOME FUND V FOR
PUERTO RICO RESIDENTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

NOTICE OF ADJOURNMENT OF ANNUAL MEETING OF SHAREHOLDERS

UNTIL NOVEMBER 2, 2023

To the Shareholders of the Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of the Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Fixed Income Fund V, Inc. and hereinafter referred to as the “Fund”) will be reconvened on Thursday, November 2, 2023, at 11:30 AM Atlantic Standard Time (11:30 AM Eastern Daylight Time). The Annual Meeting will be reconvened for the following purposes:

1.	To elect four (4) directors of the Fund (PROPOSAL 1);

2.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP, as the Independent Auditors of the Fund for the fiscal year ending March 31, 2022 (PROPOSAL 2); and

3.	To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

The Annual Meeting was originally convened on July 29, 2021 and was subsequently adjourned to August 26, 2021, September 10, 2021, September 24, 2021, October 7, 2021, October 28, 2021, November 30, 2021, January 13, 2022, February 17, 2022, March 17, 2022, May 5, 2022, June 9, 2022, July 28, 2022, September 22, 2022, December 15, 2022, March 9, 2023, June 1, 2023, and August 3, 2023 to solicit proxies from the Fund’s shareholders to achieve a quorum at the Annual Meeting. On August 3, 2023, the Annual Meeting was reconvened and then adjourned again without transacting any other business to be held virtually on the date and time set forth in this notice.

The items mentioned above are discussed in greater detail in the definitive proxy statement filed by the Fund with U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2021 (the “Proxy Statement”), as supplemented by Amendment No. 1 filed with the SEC on July 19, 2021, Amendment No. 2 filed with the SEC on July 23, 2021, Amendment No. 3 filed with the SEC on July 29, 2021 (as corrected on August 11, 2021), Amendment No. 4 filed with the SEC on August 26, 2021, Amendment No. 5 filed with the SEC on September 10, 2021, Amendment No. 6 filed with the SEC on September 24, 2021, Amendment No. 7 filed with the SEC on October 8, 2021, Amendment No. 8 filed with the SEC on October 29, 2021, Amendment No. 9 filed with the SEC on December 1, 2021, Amendment No. 10 filed with the SEC on January 14, 2022, Amendment No. 11 filed with the SEC on February 18, 2022, Amendment No. 12 filed with the SEC on March 18, 2022, Amendment No. 13 filed with the SEC on May 6, 2022, Amendment No. 14 filed with the SEC on June 10, 2022 Amendment No. 15 filed with the SEC on July 29, 2022, Amendment No. 16 filed with the SEC on September 23, 2022, Amendment No. 17 filed with the SEC on December 16, 2022, Amendment No. 18 filed with the SEC on March 10, 2023, Amendment No. 19 filed with the SEC on June 2, 2023 and the attached Amendment No 20. This notice should be read in conjunction with the Proxy Statement.

The Fund and its management are sensitive to the health and travel concerns of the Fund’s shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the novel coronavirus pandemic (“COVID-19”), the Annual Meeting will be conducted virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of Fund shares as of the record date, June 9, 2021, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 PM Eastern Standard Time (5:00 PM Eastern Daylight Time) on October 31, 2023 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. Broadridge will then e-mail you the meeting login information and instructions for attending and voting at the Meeting.

Only shareholders of record at the close of business on June 9, 2021, will be entitled to receive this notice and will be able to vote at the Annual Meeting in accordance with the number of shares of record held in the name of each shareholder on such date.

IT IS IMPORTANT THAT YOUR WHITE PROXY CARDS BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR WHITE PROXY CARD TODAY.

In San Juan, Puerto Rico, this 4th day of August, 2023.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. Announces Adjournment of Annual Meeting
of Shareholders to November 2, 2023

SAN JUAN, Puerto Rico – August 3, 2023 – Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. (the “Fund”) today reconvened and then adjourned the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) without transacting any other business. The Annual Meeting, which was originally convened on July 29, 2021—and was subsequently adjourned to August 26, 2021, September 10, 2021, September 24, 2021, October 7, 2021, October 28, 2021, November 30, 2021, January 13, 2022, February 17, 2022, March 17, 2022, May 5, 2022, June 9, 2022, July 28, 2022, September 22, 2022, December 15, 2022, March 9, 2023, June 1, 2023, and August 3, 2023—has been adjourned again to be reconvened virtually on Thursday, November 2, 2023, at 11:30 AM Atlantic Standard Time (11:30 AM Eastern Daylight Time).

The transaction of business at the Annual Meeting requires a quorum of more than one-half of the outstanding shares of the Fund entitled to vote, represented in person or by proxy. Based on a determination by the inspectors of election, there was no quorum present at the Annual Meeting. Accordingly, the Annual Meeting has been adjourned again to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the Annual Meeting.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE ON THE WHITE PROXY CARD: (1) “FOR” PROPOSAL 1 TO ELECT THE FOUR DIRECTOR NOMINEES UP FOR ELECTION AS DIRECTORS OF THE FUND TO SERVE UNTIL THE END OF THEIR RESPECTIVE TERM OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED; AND (2) “FOR” PROPOSAL 2 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE FUND’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2022. THESE PROPOSALS ARE DISCUSSED IN GREATER DETAIL IN THE PROXY STATEMENT, WHICH WE ADVISE YOU TO READ IN ITS ENTIRETY.

The record date for the adjourned Annual Meeting remains June 9, 2021. Shareholders who have already voted do not need to recast their votes unless they wish to change their votes. Proxies previously submitted will be voted at the reconvened meeting unless properly revoked. Shareholders who have not already voted or wish to change their vote are encouraged to do so promptly using the instructions provided in their voting instruction form or proxy card.

On July 9, 2021, ten days after the Fund had filed the Proxy Statement and made it available to the Fund’s shareholders, the Fund received a purported notice from Ocean Capital LLC (“Ocean Capital”) stating its intention to nominate four director candidates and submit a proposal at the Annual Meeting. However, the Fund rejected the purported notice because the Board of Directors determined, upon the advice of outside counsel, that Ocean Capital’s notice failed to comply with the advance notice provisions set forth in the Fund’s organizational documents for notice of director nominations and shareholder proposals. As a result, we have determined the only director candidates eligible for election at the Annual Meeting are Luis Pellot, Carlos Nido, José J. Villamil and Vicente León, and the Board of Directors does not know of any matters to be properly brought before the Annual Meeting other than the proposals described in the Proxy Statement.

In the event you receive any materials from Ocean Capital or any of its affiliates, we urge you to discard any such materials. We also encourage you NOT to sign or return any blue proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s purported director nominees or shareholder proposal because no such proxies and votes cast in respect of such purported nominees or proposal will be tabulated at the meeting.

If shareholders have questions about how to vote their shares, they should immediately contact the Fund’s proxy solicitor, Okapi Partners, at (877) 566-1922 or at info@okapipartners.com.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2021, as supplemented by Amendment No. 1 filed with the SEC on July 19, 2021 (“Amendment No. 1”), Amendment No. 2 filed with the SEC on July 23, 2021 (“Amendment No. 2”), Amendment No. 3 filed with the SEC on July 29, 2021 (as corrected on August 11, 2021, “Amendment No. 3”), Amendment No. 4 filed with the SEC on August 26, 2021 (“Amendment No. 4”), Amendment No. 5 filed with the SEC on September 10, 2021 (“Amendment No. 5”), Amendment No. 6 filed with the SEC on September 24, 2021 (“Amendment No. 6”), Amendment No. 7 filed with the SEC on October 8, 2021 (“Amendment No. 7”), Amendment No. 8 filed with the SEC on October 29, 2021 (“Amendment No. 8”), Amendment No. 9 filed with the SEC on December 1, 2021 (“Amendment No. 9”), Amendment No. 10 filed with the SEC on January 14, 2022 (“Amendment No. 10”), Amendment No. 11 filed with the SEC on February 18, 2022 (“Amendment No. 11”), Amendment No. 12 filed with the SEC on March 18, 2022 (“Amendment No. 12”), Amendment No. 13 filed with the SEC on May 6, 2022 (“Amendment No. 13”), Amendment No. 14 filed with the SEC on June 10, 2022 (“Amendment No. 14”), Amendment No. 15 filed with the SEC on July 29, 2022 (“Amendment No. 15”), Amendment No. 16 filed with the SEC on September 23, 2022 (“Amendment No. 16”), Amendment No. 17 filed with the SEC on December 16, 2022 (“Amendment No. 17”), Amendment No. 18 filed with the SEC on March 10, 2023 (“Amendment No. 18”), Amendment No. 19 filed with the SEC on June 2, 2023 (“Amendment No. 19”), and this Amendment No. 20 (“Amendment No. 20”, and as amended and supplemented by Amendment Nos. 1–20, the “Proxy Statement”), any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov.

IT IS IMPORTANT THAT YOUR WHITE PROXY CARDS BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR WHITE PROXY CARD TODAY.

In San Juan, Puerto Rico, this 4th day of August, 2023.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary